Exhibit 99.2


BEAR STEARNS
                                          BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                            383 MADISON AVENUE
                                                      NEW YORK, NEW YORK 10179
                                                                  212-272-4009



DATE:                June 29, 2006

TO:                  COUNTRYWIDE HOME LOANS, INC.
ATTENTION:           Mr. Jeff Staab
TELEPHONE:           1-818-225-3279
FACSIMILE:           1-818-225-4010

FROM:                Derivatives Documentation
TELEPHONE:           212-272-2711
FACSIMILE:           212-272-9857

SUBJECT:             Mortgage Derivatives Confirmation and Agreement

REFERENCE NUMBER:    FXCWL0610


Dear Sir/Madam,

     The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Countrywide Home Loans, Inc. ("Counterparty").

     The definitions and provisions contained in the 2000 ISDA Definitions (the "2000 Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA") are incorporated into this Confirmation. In the event of any inconsistency between the 2000 Definitions and this Confirmation, this Confirmation will govern for the purposes of the Transaction. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the 2000 Definitions. Each party hereto agrees to make payment to the other party hereto in accordance with the provisions of this Confirmation and of the Agreement.

     This Confirmation evidences a complete and binding agreement between you and us as to the terms of the Swap Transaction to which this Confirmation relates. This Confirmation (including the schedule hereto) will constitute a Confirmation that supplements, forms a part of, and is subject to, an agreement (the "Agreement") in the form of the 1992 Multicurrency - Cross Border Master Agreement in the form published by the International Swaps and Derivatives Association, Inc. (the "ISDA Form"), as if on the Trade Date we had executed an agreement in such form, but without any Schedule except for the elections made herein.

     In the event of any inconsistency between the provisions of the ISDA Form and this Confirmation, this Confirmation will prevail for purposes of this Swap Transaction. Capitalized terms used in this Confirmation and not defined in this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Pooling and Servicing Agreement dated as of June 1, 2006 among CWABS, Inc. as depositor, Countrywide Home Loans, Inc. as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee (the "Pooling and Servicing Agreement").

The terms of the particular Transaction to which this Confirmation relates are as follows:


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2.                                                             TRADE DETAILS
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
Notional Amount:                                               With respect to any Calculation  Period,  the lesser of (i)
                                                               the  amount  set  forth  for  such  period  in  Schedule  A
                                                               attached   hereto  and  (ii)  the   aggregate   Certificate
                                                               Principal  Balance of the Class 2-AV,  Class 3-AV-1,  Class
                                                               3-AV-2,  Class  3-AV-3,  Class  3-AV-4,  Class MV-1,  Class
                                                               MV-2,  Class  MV-3,  Class MV-4,  Class  MV-5,  Class MV-6,
                                                               Class   MV-7,   Class   MV-8,   Class  MV-9  and  Class  BV
                                                               Certificates    (together,    the   "Swap    Certificates")
                                                               immediately  prior to the Distribution  Date (as defined in the  Pooling  and  Servicing  Agreement)  occurring  in the calendar month in which such Calculation Period ends.

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Trade Date:                                                    June 16, 2006.

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Effective Date:                                                June 30, 2006.

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Termination Date:                                              June 25, 2011,  subject to adjustment in accordance with
                                                               the Following Business Day Convention
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Upfront Amount:
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           Upfront Amount:                                     Counterparty  will  pay  $1,125,000  to BSFP on June 30,
                                                               2006.

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Fixed Amounts:
---------------------------------------------------------------------------------------------------------------------------
           Fixed Rate Payer:                                   Counterparty.

           Fixed Rate Payer Payment Date(s):                   The 25th of each month in each year from (and including)
                                                               July 25, 2006 to (and including) the Termination Date,

                                                           2



                                                               subject to adjustment in accordance with the Following
                                                               Business Day Convention.


           Fixed Rate Payer Period End Date(s):                The 25th of each month in each year from (and including)
                                                               July 25, 2006 to (and including) June 25, 2011, with No
                                                               Adjustment.

           Fixed Rate:                                         5.46%.
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           Fixed Rate Day Count Fraction:                      30/360.

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Floating Amounts:
---------------------------------------------------------------------------------------------------------------------------
           Floating Rate Payer:                                BSFP.

           Floating Rate Payer Period End Date(s):             The  25th  of  each   month  in  each   year  from  (and
                                                               including)   July  25,  2006  to  (and   including)  the
                                                               Termination  Date,  subject to  adjustment in accordance
                                                               with the Following Business Day Convention.

           Floating Rate Payer Payment Date(s):                Early   Payment   shall   be   applicable.    For   each
                                                               Calculation  Period,  the  Floating  Rate Payer  Payment
                                                               Date  shall  be the  first  Business  Day  prior  to the
                                                               related Floating Rate Payer Period End Date.

           Floating Rate Option.                               USD-LIBOR-BBA

           Floating Rate Day Count Fraction:                   Actual/360.

           Designated Maturity:                                1 Month,  except with respect to the initial Calculation
                                                               Period for which the  Designated  Maturity  shall be the
                                                               Linear Interpolation of the 2 week and the 1 month.

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           Reset Dates:                                        The first day of each Calculation Period.
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Business Days:                                                 New York.
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Additional Provisions:                                         Each party  hereto is hereby  advised  and  acknowledges
                                                               that the other party has engaged in (or  refrained  from
                                                               engaging in) substantial financial  transactions and has
                                                               taken (or refrained from taking)
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                                                           3

                                                               other material actions in reliance upon the entry by the
                                                               parties into the Transaction being entered into on the
                                                               terms and conditions set forth herein and in the
                                                               Confirmation relating to such Transaction, as applicable.
                                                               This paragraph shall be deemed repeated on the trade date
                                                               of each Transaction.
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3.                                                             ACCOUNT DETAILS
---------------------------------------------------------------------------------------------------------------------------
Payments to BSFP:                                              Citibank, N.A., New York
                                                               ABA  Number:  021-0000-89,  for  the  account  of  Bear,
                                                               Stearns Securities Corp.
                                                               Account  Number:  0925-3186,  for further credit to Bear
                                                               Stearns Financial Products Inc.
                                                               Sub-account  Number: 102-04654-1-3
                                                               Attention: Derivatives Department

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Payments to Counterparty:                                      See Assignment Agreement.

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4.                                                             NETTING
---------------------------------------------------------------------------------------------------------------------------
Amendment to Section 2(c) of the Agreement:                    Notwithstanding anything to the contrary in Section
                                                               2(c) of the Agreement, amounts that are payable with
                                                               respect to Calculation Periods which end in the same
                                                               calendar month (prior to any adjustment of period end
                                                               dates) shall be netted, as provided in Section 2(c) of
                                                               the Agreement, even if such amounts are not due on the
                                                               same payment date.  For avoidance of doubt any payments
                                                               pursuant to Section 6(e) of the Agreement shall not be
                                                               subject to netting.
---------------------------------------------------------------------------------------------------------------------------



5. Provisions Deemed Incorporated into this Agreement:

The following provisions i) through vii) will be deemed to be incorporated into the Agreement:

          i) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

          ii)  Termination Provisions. For purposes of the Agreement:

               (a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

               (b) "Specified Transaction" shall have the meaning specified in Section 14 of this Agreement.

               (c) The "Breach of Agreement" provisions of Section 5(a)(ii) of the Agreement will be inapplicable to BSFP and Counterparty.

               (d) The "Credit Support Default" provisions of Section 5(a)(iii) of the Agreement will be inapplicable to BSFP and Counterparty.

               (e) The "Misrepresentation" provisions of Section 5(a)(iv) of the Agreement will be inapplicable to BSFP and Counterparty.

               (f)  The "Default Under Specified Transaction" provisions of
                    Section 5(a)(v) of the Agreement will be inapplicable to BSFP and Counterparty.

               (g) The "Cross Default" provisions of Section 5(a)(vi) of the Agreement will be inapplicable to BSFP and Counterparty.

               (h) The "Bankruptcy" provisions of Section 5(a)(vii)(2) of the Agreement will be inapplicable to Counterparty.

               (i) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the Agreement will be inapplicable to BSFP and Counterparty.

               (j) Additional Termination Events. Additional Termination Events will apply. The following events shall constitute an Additional Termination Event hereunder:

                    (i) Upon the occurrence of a Collateralization Event (as defined in Part 5(vii)(d) below) BSFP has not, within 30 days (unless, within 30 days after such downgrade, each such Swap Rating Agency has reconfirmed the ratings of the Swap Certificates which were in effect immediately prior to such downgrade (determined without regard to any financial guaranty insurance policy, if applicable), unless the ratings of the Swap Certificates were changed due to a circumstance other than the downgrading of BSFP's rating), complied with Part 5(vii)(d) below, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such Additional Termination Event.

                    (ii) Upon the occurrence of a Ratings Event (as defined in Part 5(vii)(e) below) BSFP has not, within 10 business days after such rating withdrawal or downgrade (unless, within 10 business days after such withdrawal or downgrade, each such Swap Rating Agency has reconfirmed the ratings of the Swap Certificates which were in effect immediately prior to such withdrawal or downgrade (determined without regard to any financial guaranty insurance policy, if applicable), unless the ratings of the Swap Certificates were changed due to a circumstance other than the withdrawal or downgrading of BSFP's rating), complied with Part 5(vii)(e) below, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such Additional Termination Event.

                    (iii) An amendment and/or supplement to the Pooling and Servicing Agreement (or any other transaction document) is made without the prior written consent of BSFP (such consent not to be unreasonably withheld or delayed), if such amendment and/or supplement would: (a) materially adversely affect any of BSFP's rights or obligations hereunder; or (b) modify the obligations of, or impact the ability of, Counterparty to fully perform any of Counterparty's obligations hereunder. Counterparty shall be the sole Affected Party.

                    (iv) If an Applied Realized Loss Amount is applied to reduce the Certificate Principal Balance of any class of Class AV Certificates, then an Additional Termination Event shall have occurred with respect to Counterparty and Counterparty shall be the sole Affected Party with respect to such Additional Termination Event.

               (k) The "Automatic Early Termination" provision of Section 6(a) of the Agreement will be inapplicable to BSFP and Counterparty.

               (l) Payments on Early Termination. For the purpose of Section 6(e) of the Agreement:

                    (i)  Market Quotation will apply.
                    (ii) The Second Method will apply.

               (m)  "Termination Currency" means United States Dollars.


iii) Tax Representations.

     Payer Tax Representations. For the purpose of Section 3(e), each of BSFP and Counterparty makes the following representation:

     It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on: (i) the accuracy of any representation made by the other party pursuant to Section 3(f) of this Agreement; (ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause
     (ii) and the other party does not deliver a form or document under
     Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

BSFP Payee Tax Representations. For the purpose of Section 3(f), BSFP makes the following representations:

     BSFP is a corporation organized under the laws of the United States.

Counterparty Payee Tax Representations. For the purpose of Section 3(f), Counterparty makes the following representation:

     Counterparty represents that it is a "United States person" as such term is defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended.


iv) Documents to be Delivered. For the purpose of Section 4(a):

           (a) Tax forms, documents or certificates to be delivered are:


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Party required to deliver document        Form/Document/Certificate                  Date by which to be delivered
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
BSFP and Counterparty                     An  executed  U.S.   Internal  Revenue     Promptly  after the earlier of (i)
                                          Service  Form  W-9 (or  any  successor     reasonable  demand by either party
                                          thereto)   and  any   other   document     or (ii)  learning  that  such form
                                          required or  reasonably  requested  to     or document is required
                                          allow   the   other   party   to  make
                                          payments under this Agreement  without
                                          any  deduction or  withholding  for or
                                          on  the  account  of any  Tax or  with
                                          such  deduction  or  withholding  at a
                                          reduced rate.
----------------------------------------------------------------------------------------------------------------------------------


           (b) Other Documents to be delivered are:




----------------------------------------------------------------------------------------------------------------------------------
Party required to           Form/Document/Certificate                            Date by which to be    Covered by Section 3(d)
deliver document                                                                 delivered              representation
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
BSFP and Counterparty       Any documents required or                            U                      Yes

                                      7



Counterparty                reasonably requested by the receiving party
                            to evidence authority of the delivering
                            party or its Credit Support Provider, if any,
                            to execute and deliver this Confirmation
                            Agreement, any Confirmation, and any Credit
                            Support Documents to which it is a party, and to
                            evidence the authority of the delivering party
                            to its Credit Support Provider to perform its
                            obligations under this Agreement, such
                            Confirmation and/or Credit Support Document, as
                            the case may be.
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BSFP and Counterparty       A certificate of an authorized officer of the Upon   Upon the execution
                            the execution Yes party, as to the incumbency and    and delivery of this
                            authority of the and delivery of this respective     Agreement and such
                            officers of the party signing this Agreement and     Confirmation
                            such agreement, any relevant Credit Support
                            Document, Confirmation or any Confirmation, as the
                            case may be.

----------------------------------------------------------------------------------------------------------------------------------
BSFP                        An opinion of counsel (which may include in-house                           No
                            No counsel) reasonably satisfactory to Counterparty. Closing Date
----------------------------------------------------------------------------------------------------------------------------------
Counterparty                Executed copy of the Credit Support Document         Upon execution         Yes
                            specified herein.
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Counterparty                Copy of any notice delivered under the Pooling and   Upon availability      Yes
                            Servicing Agreement that impacts this Confirmation
----------------------------------------------------------------------------------------------------------------------------------



v) Miscellaneous.

     (a) Address for Notices: For the purposes of Section 12(a) of this
Agreement:

        Address for notices or communications to BSFP:

                  Address:    383 Madison Avenue, New York, New York  10179
                  Attention:  DPC Manager
                  Facsimile:  (212) 272-5823

        with a copy to:

                  Address:    One Metrotech Center North, Brooklyn, New York
                              11201
                  Attention:  Derivative Operations   7th Floor

                  Facsimile:  (212) 272-1634

                    (For all purposes)

        Address for notices or communications to Counterparty:

        Address:    4500 Park Granada
                    Mail Stop CH-143
                    Calabasas, CA 91302
        Attention:  Mr. Jeff Staab Facsimile:818-225-3898 Phone: 818-225-3279

     (b) Process Agent. For the purpose of Section 13(c):

               BSFP appoints as its Process Agent: Not Applicable.

               Counterparty appoints as its Process Agent: Not Applicable.

     (c) Offices. The provisions of Section 10(a) will not apply to this Agreement; neither BSFP nor Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b), it shall not in future have any Office other than one in the United States.

     (d)  Multibranch Party. For the purpose of Section 10(c) of this
          Agreement:

               BSFP is not a Multibranch Party.

               Counterparty is not a Multibranch Party.

     (e) Calculation Agent. The Calculation Agent is BSFP; provided, however, that if an Event of Default occurs with respect to BSFP, then Counterparty shall be entitled to appoint a financial institution which would qualify as a Reference Market-maker to act as Calculation Agent.


     (f)  Credit Support Document.

          With respect to BSFP: Not Applicable.
          With respect to Counterparty: From and including the date of its execution, the Pooling and Servicing Agreement. Counterparty agrees that the security interests in collateral granted to BSFP under the foregoing Credit Support Document shall secure the obligations of Counterparty to BSFP hereunder.

     (g)  Credit Support Provider.

          With respect to BSFP: Not Applicable.
          With respect to Counterparty: Not Applicable.

     (h) Governing Law. This Agreement shall be governed by, and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine except Section 5-1401 and Section 5-1402 of the New York General Obligation Law).

     (i) Consent to Recording. Each party hereto consents and agrees the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, and waives any further notice of such monitoring or recording.

     (j) Waiver of Jury Trial. To the extent permitted by applicable law, each party irrevocably waives any and all right to trial by jury in any legal proceeding in connection with this Agreement, any Credit Support Document to which it is a Party, or any Transaction. Each party also acknowledges that this waiver is a material inducement to the other party's entering into this Agreement.

     (k) "Affiliate" Counterparty and BSFP shall be deemed to not have any Affiliates for purposes of this Agreement.

     (l) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

          The parties shall endeavour to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition

     vi)  Additional Representations:

          Each party represents to the other party that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary):-

     (a) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into the Transaction and as to whether the Transaction is appropriate or proper based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into the Transaction: it being understood that information and explanations related to the terms and conditions of the Transaction shall not be considered investment advice or a recommendation to enter into the Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of the Transaction.

     (b) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of the Transaction. It is also capable of assuming, and assumes, the risks of the Transaction.

     (c) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of the Transaction.

     (d) Purpose. It is entering into the Transaction for the purposes of hedging its assets or liabilities or in connection with a line of business.

     (e) Eligible Contract Participant Representation. It is an "eligible contract participant" within the meaning of Section 1(a)(12) of the Commodity Exchange Act, as amended, including as amended by the Commodity Futures Modernization Act of 2000.

vii) Other Provisions.

     (a) Set-Off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-Off set fort in Section 6(e) of the Agreement shall not apply for purposes of this Transaction.

     (b) Proceedings. BSFP shall not institute against or cause any other person to institute against, or join any other person in instituting against, the Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy, dissolution or similar law, for a period of one year and one day (or, if longer, the applicable preference period) following indefeasible payment in full of the Certificates. Nothing herein shall prevent BSFP from participating in any such proceeding once commenced.

     (c) Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Confirmation shall be permitted by either party unless (A) Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc. ("S&P") has been provided notice of such transfer, amendment, waiver, supplement, assignment or other modification and confirms in writing (including by facsimile transmission) that it will not qualify, downgrade, withdraw or modify its then current ratings of the Swap Certificates issued pursuant to the Pooling and Servicing Agreement, (B) neither an Event of Default with respect to the transferee nor a Termination Event would exist immediately after that transfer, amendment, waiver, supplement, assignment or other modification and (C) as of the time of the transfer, amendment, waiver, supplement, assignment or other modification, such act would not cause any payments under the Transaction to become subject to withholding tax.

     (d) Approved Ratings Threshold. In the event that (A) either (i) the unsecured, long-term senior debt obligations of BSFP are rated below "A1" by Moody's or are rated "A1" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade) or (ii) the unsecured, short-term debt obligations of BSFP are rated below "P-1" by Moody's or are rated "P-1" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade), (B) no short-term rating is available from Moody's and the unsecured, long-term senior debt obligations of BSFP are rated below "Aa3" by Moody's or are rated "Aa3" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade), or (C) either (i) the unsecured, short-term debt obligations of BSFP are rated below "A-1" by S&P or (ii) if BSFP does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of BSFP are rated below "A+" by S&P (such event, a "Collateralization Event"), then, BSFP, at its own cost, shall within 30 days either (i) cause another entity to replace BSFP as party to this Agreement that meets or exceeds the Swap Counterparty Ratings Requirement and that is approved by the Trustee (which approval shall not be unreasonably withheld or delayed) on terms substantially similar to this Agreement; (ii) obtain a guaranty of, or a contingent agreement of another person that satisfies the Swap Counterparty Ratings Requirement (and which satisfies the Rating Agency Condition), to honor BSFP's obligations under this Agreement, provided that such other person is approved by the Trustee such approval not to be unreasonably withheld or delayed; (iii) post collateral in accordance with a Credit Support Annex which satisfies the Rating Agency Condition; or (iv) establish any other arrangement satisfactory to the applicable Swap Rating

          Agency which will be sufficient to restore the immediately prior ratings of the Swap Certificates (determined without regard to any financial guaranty insurance policy, if applicable) and which satisfies the Rating Agency Condition. All collateral posted by BSFP shall be returned to BSFP immediately upon BSFP securing a substitute counterparty that satisfies the Swap Counterparty Ratings Requirement. "Swap Rating Agency" means S&P and Moody's.

          "Swap Counterparty Ratings Requirement" shall mean (a) either (i) the unsecured, short-term debt obligations of the substitute counterparty (or its Credit Support Provider) are rated at least "A-1" by S&P or (ii) if the substitute counterparty does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of the substitute counterparty (or its Credit Support Provider) are rated at least "A+" by S&P, and (b) either (i) the unsecured, long-term senior debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least "A1" by Moody's (and if rated "A1" by Moody's, such rating is not on watch for possible downgrade) and the unsecured, short-term debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least "P-1" by Moody's (and if rated "P-1" by Moody's, such rating is not on watch for possible downgrade and remaining on watch for possible downgrade), or (ii) if such substitute counterparty (or its Credit Support Provider) does not have a short-term debt rating from Moody's, the unsecured, long-term senior debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least "Aa3" by Moody's (and if rated "Aa3" by Moody's, such rating is not on watch for possible downgrade).

          "Rating Agency Condition" means, with respect to any particular proposed act or omission to act hereunder, that the party acting or failing to act has consulted with each Rating Agency then providing a rating of any Swap Certificates and has received from each Rating Agency a written confirmation that the proposed action or inaction would not cause such Rating Agency to downgrade or withdraw its then-current rating of any Swap Certificates.

     (e) Ratings Event. It shall be a ratings event ("Ratings Event") if at any time after the date hereof BSFP shall fail to satisfy the Swap Counterparty Ratings Threshold. Swap Counterparty Ratings Threshold shall mean (A) the unsecured, long-term senior debt obligations of BSFP are rated at least "BBB-" by S&P, and (B) either (i) the unsecured, long-term senior debt obligations of BSFP are rated at least "A2" by Moody's (including if such rating is on watch for possible downgrade) and the unsecured, short-term debt obligations of BSFP are rated at least "P-1" by Moody's (including if such rating is on watch for possible downgrade) or (ii) if BSFP does not have a short-term rating from Moody's, the unsecured, long-term senior debt obligations of BSFP are rated at least "A1" by Moody's (including if such rating is on watch for possible downgrade).

          Following a Ratings Event, BSFP shall take the following actions at its own expense, (A) immediately post collateral in accordance with a Credit Support Annex which satisfies the Rating Agency Condition (until such time as it has secured a substitute counterparty or a guarantor that satisfies the Swap Counterparty Ratings Requirement), and (B) not later than 10 business days after the occurrence of such a downgrade or withdrawal by S&P or Moody's, either (I) assign all of its rights and obligations under the Transactions to a counterparty that satisfies the Swap Counterparty Ratings Requirement or whose guarantor (pursuant to a form of guaranty which satisfies the Rating Agency Condition) satisfies the Swap Counterparty Ratings Requirement (or which satisfies the Rating Agency Condition) pursuant to documentation substantially similar to the documentation then in place and subject to prior notification to the Rating Agencies, or (II) provide a guaranty (pursuant to a form of guaranty that satisfies the Rating Agency Condition) from a guarantor that satisfies the Swap Counterparty Ratings Requirement (or which satisfies the Rating Agency Condition) pursuant to documentation substantially similar to the documentation then in place and subject to prior notification to the Rating Agencies. In respect of subclause (I) immediately above, Countrywide Securities Corporation shall make a good faith attempt to provide reasonable assistance to BSFP in locating a replacement party and effecting the assignment.

     (f) USA PATRIOT Act Notice. BSFP hereby notifies Counterparty that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Act"), it is required to obtain, verify and record information that identifies Counterparty, which information includes the name and address of Counterparty and other information that will allow BSFP to identify Counterparty in accordance with the Act.

     (g) Amendments. Counterparty agrees that it will obtain BSFP's consent (which consent shall not be unreasonably withheld or delayed) prior to amending or supplementing the Pooling and Servicing Agreement (or any other transaction document), if such amendment and/or supplement would: (a) materially adversely affect any of BSFP's rights or obligations hereunder; or (b) modify the obligations of, or impact the ability of, Counterparty to fully perform any of Counterparty's obligations hereunder.

     (h) Assignment. BSFP will not unreasonably withhold or delay its consent to an assignment of this Agreement to any other third party.

     (i) Regulation AB Compliance. BSFP and Counterparty agree that the terms of the Item 1115 Agreement dated as of January 30, 2006 (the "Regulation AB Agreement"), between Countrywide Home Loans, Inc., CWABS, INC., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Bear Stearns Financial Products Inc. shall be incorporated by reference into this Agreement so that Counterparty shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Annex A.

     (j) Swap Contract Administration Agreement. BSFP shall be an express third party beneficiary of the Swap Contract Administration Agreement, dated as of June 30, 2006 (the "Swap Contract Administration Agreement"), among The Bank of New York, as Swap Contract Administrator and not in its individual or corporate capacity but solely as Trustee under the Pooling and Servicing Agreement, and Countrywide Home Loans, Inc. A copy of the Swap Contract Administration Agreement is attached hereto as Annex B.

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Susan Donlon by telephone at 212-272-2364. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.



By: /s/ Annie Manevitz
    -------------------------------
    Name:  Annie Manevitz
    Title: Authorized Signatory

COUNTRYWIDE HOME LOANS, INC.


By: /s/ Jennifer Shiley Sandefur
    -------------------------------
     Name:  Jennifer Shiley Sandefur
     Title: Senior Managing Directory and Treasurer

Schedule A to the Confirmation dated as of June 30, 2006
Re: Reference Number FXCWL0610


            Period Start Date     Period End Date             Notional Amount
                    30-Jun-06           25-Jul-06                 332,236,860
                    25-Jul-06           25-Aug-06                 329,376,387
                    25-Aug-06           25-Sep-06                 326,137,556
                    25-Sep-06           25-Oct-06                 322,523,864
                    25-Oct-06           25-Nov-06                 318,540,205
                    25-Nov-06           25-Dec-06                 314,192,891
                    25-Dec-06           25-Jan-07                 309,487,402
                    25-Jan-07           25-Feb-07                 304,559,484
                    25-Feb-07           25-Mar-07                 299,308,592
                    25-Mar-07           25-Apr-07                 293,932,423
                    25-Apr-07           25-May-07                 288,208,870
                    25-May-07           25-Jun-07                 282,153,247
                    25-Jun-07           25-Jul-07                 275,782,525
                    25-Jul-07           25-Aug-07                 269,234,157
                    25-Aug-07           25-Sep-07                 262,432,531
                    25-Sep-07           25-Oct-07                 255,397,141
                    25-Oct-07           25-Nov-07                 248,148,436
                    25-Nov-07           25-Dec-07                 240,707,752
                    25-Dec-07           25-Jan-08                 233,106,513
                    25-Jan-08           25-Feb-08                 225,764,587
                    25-Feb-08           25-Mar-08                 218,675,616
                    25-Mar-08           25-Apr-08                 211,831,429
                    25-Apr-08           25-May-08                 205,224,123
                    25-May-08           25-Jun-08                 198,846,060
                    25-Jun-08           25-Jul-08                 188,484,674
                    25-Jul-08           25-Aug-08                 178,885,371
                    25-Aug-08           25-Sep-08                 169,848,471
                    25-Sep-08           25-Oct-08                 161,341,160
                    25-Oct-08           25-Nov-08                 153,332,616
                    25-Nov-08           25-Dec-08                 145,793,878
                    25-Dec-08           25-Jan-09                 141,134,084

                                      17


                    25-Jan-09           25-Feb-09                 136,648,442
                    25-Feb-09           25-Mar-09                 132,331,249
                    25-Mar-09           25-Apr-09                 128,176,991
                    25-Apr-09           25-May-09                 124,180,353
                    25-May-09           25-Jun-09                 120,231,352
                    25-Jun-09           25-Jul-09                 116,321,470
                    25-Jul-09           25-Aug-09                 112,585,955
                    25-Aug-09           25-Sep-09                 108,995,777
                    25-Sep-09           25-Oct-09                 105,545,910
                    25-Oct-09           25-Nov-09                 102,231,525
                    25-Nov-09           25-Dec-09                  99,108,739
                    25-Dec-09           25-Jan-10                  96,060,099
                    25-Jan-10           25-Feb-10                  93,131,149
                    25-Feb-10           25-Mar-10                  90,314,201
                    25-Mar-10           25-Apr-10                  87,605,784
                    25-Apr-10           25-May-10                  85,002,539
                    25-May-10           25-Jun-10                  82,492,379
                    25-Jun-10           25-Jul-10                  80,037,632
                    25-Jul-10           25-Aug-10                  77,594,429
                    25-Aug-10           25-Sep-10                  75,244,076
                    25-Sep-10           25-Oct-10                  72,983,695
                    25-Oct-10           25-Nov-10                  70,810,504
                    25-Nov-10           25-Dec-10                  68,718,536
                    25-Dec-10           25-Jan-11                  66,698,834
                    25-Jan-11           25-Feb-11                  64,749,043
                    25-Feb-11           25-Mar-11                  62,866,800
                    25-Mar-11           25-Apr-11                  61,049,989
                    25-Apr-11           25-May-11                  59,296,430
                    25-May-11           25-Jun-11                  57,603,422


                                    ANNEX A

                   [Insert Form of Regulation AB Agreement]

                                    ANNEX B

            [Insert Form of Swap Contract Administration Agreement]